UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 8, 2006

MORGAN BEAUMONT, INC.
(Exact name of registrant specified in its charter)
Nevada	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6015 31st Street East, Bradenton, Florida		34203
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone, including area code:	(941) 753-2875
Not applicable.
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Second Issuance of Senior Secured Convertible Promissory Notes

Pursuant to the Securities Exchange Agreements, dated as of September 29, 2006 (the “Exchange Agreements”), on November 8, 2006, Morgan Beaumont, Inc. (the “Company”) issued an additional $1,000,000 of senior secured convertible promissory notes (the “Supplemental Notes”) to the holders of the senior secured convertible promissory notes issued on September 29, 2006 (the “Primary Notes”) and those holders’ affiliates. The issuance of the Primary Notes was previously disclosed on the Company’s Current Report on Form 8-K filed on October 5, 2006. As part of the issuance of the Supplemental Notes, to the extent Supplemental Notes were issued to a Primary Note holder’s affiliate, prior to the issuance of the Supplemental Notes, such Primary Note holder’s affiliate executed a joinder to the Exchange Agreements (the “Joinder”).

The Supplemental Notes have the same terms and conditions of the Primary Notes and accrue interest at a 9% per annum rate and mature on June 30, 2007. The Company may prepay at any time. Pending approval from the Company’s stockholders to amend the Company’s Certificate of Incorporation to increase the number of the Company’s authorized shares of common stock, par value $0.001 (“Common Stock”), the Company is obligated to reserve 20,000,000 shares of Common Stock to provide for the conversion of the Supplemental Notes into Common Stock. After the stockholder approval and reservation of shares, the noteholders may convert the Supplemental Notes into Common Stock at any time prior to prepayment or maturity of the Supplemental Notes at a conversion price of $0.05 per share. The Supplemental Notes provide for customary events of default, including payment defaults, breaches of covenants and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs and is continuing, the principal amount of the Supplemental Notes, plus accrued and unpaid interest, if any, will be immediately due and payable.

Pursuant to the terms of the Supplemental Notes, the Company shall not effect any conversion of the Supplemental Notes, and the noteholders shall not have the right to convert the Supplemental Notes, to the extent that after giving effect to such conversion, such noteholder would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon conversion.

Pursuant to the terms of the Exchange Agreements, whenever the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the “Act”) in a secondary offering of the Company’s securities and the registration form to be used may be used for the registration of Common Stock acquired upon conversion of the Primary Notes and Supplemental Notes (the “Registrable Securities”), the Company is obligated to give prompt written notice to the noteholders and include in such registration, subject to certain pro rata allocation provisions, all Registrable Securities for which the Company has received written requests for inclusion. Additionally, upon conversion of the Primary Notes and the Supplemental Notes into Common Stock, the Company is obligated to file a registration statement covering the Registrable Securities within ninety (90) days of such conversion. The Company is further obligated to use reasonable efforts to cause such registration statement to be declared effective under the Act as promptly as possible after the filing thereof, and to use reasonable efforts to keep the registration statement continuously effective under the Act until the date when all Registrable Securities covered by the registration statement may be sold.

The foregoing is a summary description of certain terms of the Primary Notes, the Supplemental Notes, the Exchange Agreements and the Joinder. The form of the Primary Notes (which is identical in all material respects to the Supplemental Notes), the form of Exchange Agreements and the form of

Joinder are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference. You are encouraged to read the entire text of Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto. You are also encouraged to read the entire text of the Company’s Current Report on Form 8-K filed on October 5, 2006.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Primary and Supplemental Notes and the shares of Common Stock issuable upon conversion of the Primary and Supplemental Notes have not been registered under the Act.  The Company offered and sold the Primary and Supplemental Notes to the noteholders in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 - Form of Senior Secured Convertible Promissory Note, as executed by the Company and the holders thereof on September 29, 2006 and November 8, 2006 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on October 5, 2006 and incorporated by reference herein).

99.2 - Form of Securities Exchange Agreement, as executed by the Company and holders of the Company’s Primary Notes on September 29, 2006 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 5, 2006 and incorporated by reference herein).

#99.3 - Form of Joinder, as executed by the Company and those holders of Supplemental Notes not yet parties to the Exchange Agreements on November 8, 2006.

# Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN BEAUMONT, INC.

Date:	November 13, 2006	By:	/s/ JERRY WELCH
Name: Jerry Welch Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1
Form of Senior Secured Convertible Promissory Note, as executed by the Company and the holders thereof on September 29, 2006 and November 8, 2006 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on October 5, 2006 and incorporated by reference herein).

99.2
Form of Securities Exchange Agreement, as executed by the Company and holders of the Company’s Primary Notes on September 29, 2006 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 5, 2006 and incorporated by reference herein).

# 99.3	Form of Joinder, as executed by the Company and those holders of Supplemental Notes not yet parties to the Exchange Agreements on November 8, 2006.

# Filed herewith.